UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001719195
UBS Commercial Mortgage Trust 2017-C5
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001532799
UBS Commercial Mortgage Securitization Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001238163
Société Générale, New York Branch
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

New York	333-207340-05	38-4046743 38-4046744 38-7187347
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 713-8832
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02 Change of Servicer or Trustee.

The Centre 425 Bellevue Mortgage Loan, which constituted approximately 5.4% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the trust and servicing agreement, dated as of February 23, 2018 relating to the Natixis Commercial Mortgage Securities Trust 2018-ALXA filed as Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on February 28, 2018 (the “NCMS 2018-ALXA TSA”).  Pursuant to Section 7.1(d) of the NCMS 2018-ALXA TSA, AEGON USA Realty Advisors, LLC, an Iowa limited liability company, was removed as special servicer of the Centre 425 Bellevue Mortgage Loan and Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, was appointed as the successor special servicer of the Centre 425 Bellevue Mortgage Loan under the NCMS 2018-ALXA TSA.

This Current Report on Form 8-K is being filed to record that, effective as of May 27, 2021, the Centre 425 Bellevue Mortgage Loan will be specially serviced, if necessary, pursuant to the NCMS 2018-ALXA TSA, by Situs Holdings.  The principal executive office of Situs Holdings is located at 5065 Westheimer, Suite 700E, Houston, Texas 77056 and its telephone number is (713) 328-4400.  Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UBS Commercial Mortgage Securitization Corp.

/s/ Nicholas Galeone
Nicholas Galeone, President

Date:  May 27, 2021

/s/ Andrew Lisa
Andrew Lisa, Associate Director

Date:  May 27, 2021